[Pioneer Logo]

Pioneer
Growth Shares



ANNUAL REPORT 12/31/96

Table of Contents
--------------------------------------------------------------------------------
Letter from the Chairman                                                   1
Portfolio Summary                                                          2
Performance Update                                                         3
Portfolio Management Discussion                                            6
Schedule of Investments                                                    9
Financial Statements                                                      12
Notes to Financial Statements                                             18
Report of Independent Public Accountants                                  22
Tax Treatment of Distributions                                            23
Trustees' Fees and Share Ownership                                        24
Trustees, Officers and Service Providers                                  25
Programs and Services for Pioneer Shareowners                             26
The Pioneer Family of Mutual Funds                                        28

Pioneer Growth Shares

LETTER FROM THE CHAIRMAN 12/31/96

Dear Shareowner,
--------------------------------------------------------------------------------

It is with pleasure that I introduce this report for Pioneer Growth Shares, covering the year ended December 31, 1996. We wish to welcome new shareowners, particularly those who joined the Fund through Class C Shares, which were introduced on January 31. The Fund generated excellent investment results for 1996, and we think its long-term potential is promising.

This was an eventful year for Pioneer Growth Shares. In February, Jeffrey Poppenhagen joined the Fund as portfolio manager. As part of the Fund's management team, he shapes investment strategy and oversees stock selection. The Fund now looks more like a typical "growth" fund, although it maintains an underlying attention to fundamental research that is part and parcel of investing at Pioneer. There can be significant risks for those who chase "hot" stocks or who buy for no other reason than prices have risen; we still think a stock should be purchased because it represents a good investment in a company with strong prospects over time.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion of the management team's insights into market conditions, portfolio strategy and results. I encourage you to read on to learn more about your Fund.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Growth Shares. Thank you for your continued support.


Respectfully,


/s/ John F. Cogan, Jr.

John F. Cogan, Jr.
Chairman and President

Pioneer Growth Shares

PORTFOLIO SUMMARY 12/31/96

P o r t f o l i o   D i v e r s i f i c a t i o n
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

International Common Stocks 2%
U.S. Common Stocks 92%
Short-Term Cash Equivalents 3%
Depositary Receipts for International Stocks 3%


S e c t o r   D i s t r i b u t i o n
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

Technology 38%
Financial 19%
Services 14%
Consumer Non-Durables 15%
Basic Industries 6%
Capital Goods 5%
Consumer Durables 3%

1 0   L a r g e s t   H o l d i n g s
--------------------------------------------------------------------------------
(As a percentage of equity holdings)


 1. Intel Corp.                    7.40%   6. Schwab (Charles) Corp.       3.99%
 2. Microsoft Corp.                5.50    7. Franklin Resources, Inc.     3.87
 3. Dell Computer Corp.            4.42    8. United Healthcare Corp.      3.67
 4. Duracell International, Inc.   4.42    9. Cisco Systems, Inc.          3.60
 5. Columbia/HCA Healthcare Corp.  4.37   10. Briggs & Stratton Corp.      3.58


Fund holdings will vary for other periods.

Pioneer Growth Shares

PERFORMANCE UPDATE 12/31/96                                       CLASS A SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------
 Net Asset Value
  per Share                   12/31/96      12/31/95
                              $11.71        $10.12

Distributions per Share       Income        Short-Term        Long-Term
(12/31/95-12/31/96)           Dividends     Capital Gains     Capital Gains
                                 --         $0.455            $0.612


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares at public offering price, compared to the growth of the Standard & Poor's 500 Index.


Average Annual Total Returns
(As of December 31, 1996)

Period          Net Asset     Public Offering
                  Value            Price*

10 Years          15.33%           14.66%
5 Years           12.01            10.69
1 Year            26.95            19.62


* Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

Mountain Chart
Growth of $10,000

       Pioneer Standard &
       Growth    Poor's
       Shares* 500 Index
12/86    9425   10000
12/87    9104   10525
12/88   11199   12267
12/89   14964   16148
12/90   13711   15648
12/91   22263   20406
12/92   22535   21959
12/93   24454   24169
12/94   23819   24488
12/95   30822   33681
12/95   39257   41411


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 12/31/96                                       CLASS B SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------
Net Asset Value
per Share                     12/31/96      12/31/95
                              $11.55        $10.07

Distributions per Share       Income        Short-Term        Long-Term
(12/31/95-12/31/96)           Dividends     Capital Gains     Capital Gains
                                 --         $0.455            $0.612

I n v e s t m e n t    R e t u r n s
--------------------------------------------------------------------------------

   The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of December 31, 1996)

Period                If           If
                     Held      Redeemed*

Life-of-Fund        26.78%       24.74%
(4/28/95)
1 Year              25.97        21.97


* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

Mountain Chart
Growth of $10,000

      Pioneer Standard &
      Growth    Poor's
      Shares* 500 Index
4/95   10000   10000
5/95   10258   10363
       10537   10654
       11333   10992
8/31   11818   10989
       12335   11498
       11591   11440
11/95  11890   11910
       11826   12188
       11861   12585
2/96   12178   12672
       12131   12841
       12624   13013
5/96   13000   13311
       12605   13416
       11818   12802
8/96   12471   13043
       13330   13838
       13500   14189
       14770   15230
12/96  14497   14979


  The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PERFORMANCE UPDATE 12/31/96                                       CLASS C SHARES

S h a r e   P r i c e s   a n d   D i s t r i b u t i o n s
--------------------------------------------------------------------------------

 Net Asset Value
 per Share                    12/31/96         1/31/96
                              $11.55        $10.10

Distributions per Share       Income        Short-Term        Long-Term
(1/31/96-12/31/96)            Dividends     Capital Gains     Capital Gains
                                 --         $0.455            $0.612


I n v e s t m e n t   R e t u r n s
--------------------------------------------------------------------------------

The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Growth Shares, compared to the growth of the Standard & Poor's 500 Index.


Cumulative Total Returns
(As of December 31, 1996)

Period                 If           If
                      Held       Redeemed*

Life-of-Fund         25.61%       24.61%
(1/31/96)



* Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions.

Mountain Chart
Growth of $10,000

      Pioneer Standard &
       Growth   Poor's
      Shares* 500 Index
1/96   10000  10000
2/96   10267  10087
       10228  10185
4/96   10644  10342
       10950  10598
6/96   10627  10642
        9964  10176
8/96   10515  10388
       11239  10972
10/96  11372  11278
       12442  12126
12/96  12461  11885


The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the Over-the-Counter market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Growth Shares

PORTFOLIO MANAGEMENT DISCUSSION 12/31/96

D e a r   S h a r e o w n e r,
--------------------------------------------------------------------------------

As lead portfolio manager for Pioneer Growth Shares, I welcome this opportunity to discuss the Fund's performance for its 29th fiscal year, which ended on December 31, 1996. I joined your Fund's investment team on February 1, 1996, and, after making some adjustments to give the portfolio more of a high-growth focus, we are pleased with the Fund's current positioning.

It is also a pleasure to report that Pioneer Growth Shares performed especially well for the year. The Fund's 26.95% total return for Class A Shares handily outpaced the 19.24% average return posted by its peers, according to independent research firm Lipper Analytical Services. Your Fund also outperformed the overall stock market, as represented by the Standard & Poor's (S&P) 500 Index. The unmanaged S&P returned 22.90% over the 12 months, assuming reinvestment of all dividends. These strong figures, however, masked interim volatility, which picked up as the year progressed as investors became more emotional about the market's record levels and the prospects of various sectors, particularly technology.

Another Strong Year

At the start of the fiscal year, U.S. financial markets enjoyed the same favorable investing conditions that existed throughout 1995; namely, low inflation, a slow-moving economy and lower-trending interest rates. The Federal Reserve (the Fed) contributed to investor optimism when it cut short-term interest rates in January, reflecting its belief that too-fast economic growth and inflation were not concerns.

Investor enthusiasm waned temporarily, however, when February's employment report showed the biggest job increase in 12 years. Worries about a fast-growing economy prompted concerns the Fed would raise short-term rates. These fears lingered throughout the year, contributing to short-term declines and volatility, as did perceptions that prices of various stocks were too high. However, prices kept rising for select, typically large-size, companies - helping push the stock market to impressive overall results for the year.

Pioneer Growth Shares

Identifying Long-Term Growth in a Fast-Moving Stock Market

Your Fund's one-year total return outpaced the S&P's, in part because we did not get caught up in market nearsightedness and jump in and out of stocks. Instead, we maintained a long-term outlook, holding stocks we had carefully analyzed before adding them to the portfolio. We are very comfortable with the Fund's current investments, which is why we have made few significant changes to the portfolio since February.

Our research examines company basics such as cash flow, earnings growth and quality of management. We also determine a company's longer-term prospects by reviewing its competitive position. Instead of selecting small, unknown organizations, we prefer proven, dominant players with a track record of strong earnings and the ability to invest in research and development to maintain - and enhance - its competitive standing.

Technology Remains the Driving Force Behind Businesses

Pioneer Growth Shares seeks to provide shareowners with long-term capital growth. To meet that objective, we concentrate the portfolio in areas where we believe high-growth potential exists; namely technology, financial services and, to some extent, healthcare-related businesses. We then invest aggressively in individual companies that, in our view, will remain the leaders within their area of expertise.

The portfolio's largest sector weighting is, and will most likely remain, technology. While volatile - as demonstrated over the past year - technology should easily prevail as the driving force behind most growing businesses. Dominant technology companies stand to realize long-term benefits as a result of increasing demand for their products and services. We especially like Intel, the leading computer-chip maker with an impressive international presence. The company dedicates significant capital to research and development in order to provide an ever-efficient product and to maintain its dominant position. We also favor Etec Systems, a maker of semiconductor equipment. Its "mask-making" product is likely to remain in high demand over the next five years, good news since Etec Systems controls about 70% of this market.

Pioneer Growth Shares

PORTFOLIO MANAGEMENT DISCUSSION 12/31/96                             (continued)

Healthcare-related companies we like include Walgreen, which we added to the portfolio over the course of the year. The company is benefiting from an increasing volume of business from HMOs, which are using mainly chain stores to fill prescriptions. While chain drug stores typically take three years to turn a profit, Walgreen is seeing profits in roughly half that time.

We also uncovered opportunities outside of these areas of focus. Two companies - Monsanto and Pioneer Hi-Bred International - are in the growing agriculture biotechnology industry, implanting "characteristics" such as pesticide resistance into seeds. We also added Central European Media Enterprises, an owner of television stations in central Europe, including the largest in the Czech Republic. With a massive audience, and the likelihood of increased advertising by U.S. companies expanding overseas, Central European Media should achieve significant growth.

Looking Ahead

Whether 1997 will be another stellar year for financial markets is anyone's guess. At some point, however, logic tells us the market will have to slow or reverse the course of the past two years. The S&P 500 returned an average of 30% for 1996 and 1995, significantly higher than normal. Looking back over 70 years, the overall stock market has averaged 11% a year - a solid number in its own right, given the power compounding and time contribute to a long-term investment. What's important is to take a long view rather than be swayed by short-term results - whether they be favorable or lackluster.

We are optimistic about the growth prospects of the Fund's holdings, and we believe your Fund is well-positioned to benefit from their dominant competitive position, regardless of the direction the stock market takes. While the ride over the short-term may be bumpy, we firmly believe it will prove to be a ride worth taking. We will continue to do all we can to deliver strong results.


Respectfully,



/s/ Jeffrey B. Poppenhagen,
Jeffrey B. Poppenhagen,
Portfolio Manager

Pioneer Growth Shares

SCHEDULE OF INVESTMENTS 12/31/96

Shares                                                                     Value
                 COMMON STOCKS - 96.7%
                 Basic Industries - 5.5%
                 Chemicals - 3.4%
275,000          Monsanto Co.                                       $ 10,690,625
                                                                    ------------
                 Metals & Mining - 2.1%
159,700          Minerals Technologies, Inc.                        $  6,547,700
                                                                    ------------
                 Total Basic Industries                             $ 17,238,325
                                                                    ------------
                 Capital Goods - 4.8%
                 Producer Goods - 3.5%
245,000          Briggs & Stratton Corp.                            $ 10,780,000
                                                                    ------------
                 Telecommunications - 1.3%
165,000          Airtouch Communications*                           $  4,166,250
                                                                    ------------
                 Total Capital Goods                                $ 14,946,250
                                                                    ------------
                 Consumer Durables - 3.3%
185,000          Magna International, Inc.                          $ 10,313,750
                                                                    ------------
                 Total Consumer Durables                            $ 10,313,750
                                                                    ------------
                 Consumer Non-Durables - 14.7%
                 Agriculture & Food - 3.4%
150,000          Pioneer Hi-Bred International, Inc.                $ 10,500,000
                                                                    ------------
                 Retail Food - 3.0%
305,877          Smith's Food & Drug (Class B)                      $  9,482,187
                                                                    ------------
                 Retail Non-Food - 8.3%
190,000          Barnes & Noble*                                    $  5,130,000
190,000          Duracell International, Inc.                         13,276,250
185,000          Walgreen Co.                                          7,400,000
                                                                    ------------
                                                                    $ 25,806,250
                                                                    ------------
                 Total Consumer Non-Durables                        $ 45,788,437
                                                                    ------------
                 Financial - 18.3%
                 Commercial Bank - 2.8%
 32,000          Wells Fargo & Co.                                  $  8,632,000
                                                                    ------------
                 Insurance - 1.4%
255,000          20th Century Industries                            $  4,303,125
                                                                    ------------
                 Investments - 7.1%
125,000          Merrill Lynch & Co.                                $ 10,187,500
375,000          Schwab (Charles) Corp.                               12,000,000
                                                                    ------------
                                                                    $ 22,187,500
                                                                    ------------



   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

SCHEDULE OF INVESTMENTS 12/31/96                                     (continued)

Shares                                                                  Value
                 Misc. Finance - 7.0%
350,000          Countrywide Credit Industries, Inc.                $ 10,018,750
170,000          Franklin Resources, Inc.                             11,623,750
                                                                    ------------
                                                                    $ 21,642,500
                                                                    ------------
                 Total Financial                                    $ 56,765,125
                                                                    ------------
                 Services - 13.5%
                 Broadcasting & Media - 4.0%
202,500          Central European Media*                            $  6,429,375
 85,000          The Walt Disney Co.                                   5,918,125
                                                                    ------------
                                                                    $ 12,347,500
                                                                    ------------
                 Health Services & Personal Care - 9.0%
322,500          Columbia HCA Healthcare Corp.                      $ 13,141,875
245,000          United Healthcare Corp.                              11,025,000
164,000          HSN, Inc.*                                            3,895,000
                                                                    ------------
                                                                    $ 28,061,875
                                                                    ------------
                 Hotels/Restaurants - 0.5%
100,000          Host Marriott Corp.*                               $  1,600,000
                                                                    ------------
                 Total Services                                     $ 42,009,375
                                                                    ------------
                 Technology - 36.6%
                 Computer Software/Services - 14.3%
250,000          Dell Computer Corp.*                               $ 13,281,250
260,000          First Data Corp.                                      9,490,000
 50,000          Intuit, Inc.*                                         1,575,000
200,000          Microsoft Corp.*                                     16,525,000
 90,000          Seagate Technology, Inc.*                             3,555,000
                                                                    ------------
                                                                    $ 44,426,250
                                                                    ------------
                 Electronics - 22.3%
280,000          Applied Materials, Inc.*                           $ 10,062,500
170,000          Cisco System, Inc.*                                  10,816,250
 75,000          Etec Systems, Inc.*                                   2,868,750
170,000          Intel Corp.                                          22,259,375
 80,000          LM Ericsson Telephone Co.
                 (Class B) (A.D.R.)                                    2,415,000
180,000          Molex, Inc.                                           6,412,500
150,000          Motorola, Inc.                                        9,206,250



   The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

Shares                                                                     Value

                 Electronics - (continued)
90,000           Nokia Corp. (A.D.R.)                              $   5,175,000
                                                                   -------------
                                                                   $  69,215,625
                                                                   -------------
                 Total Technology                                  $ 113,641,875
                                                                   -------------
                 TOTAL COMMON STOCKS
                 (Cost $246,419,210)                               $ 300,703,137
                                                                   -------------
Principal
Amount
                 TEMPORARY CASH INVESTMENT - 3.3%
                 Commercial Paper - 3.3%
$10,304,000      Household Finance Corp., 6.55%,
                 1/2/97                                            $  10,304,000
                                                                   -------------
                 TOTAL TEMPORARY CASH INVESTMENT
                 (Cost $10,304,000)                                $  10,304,000
                                                                   -------------
                 TOTAL INVESTMENT IN SECURITIES - 100%
                 (Cost $256,723,210)(a)                            $ 311,007,137
                                                                   -------------


  * Non-income producing security.

(a) At December 31, 1996, the net unrealized gain on investments, based on cost for federal income tax purposes of $256,723,210, was as follows:


     Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost         $61,516,692

     Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value         $(7,232,765)
                                                               -----------
     Net unrealized gain                                       $54,283,927
                                                               -----------


Purchases and sales of securities (excluding temporary cash investments) for the year ended December 31, 1996 aggregated $271,978,638 and $233,187,125, respectively.



The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

BALANCE SHEET 12/31/96


ASSETS:
 Investment in securities, at value (including temporary
  cash investments of $10,304,000) (cost $256,723,210)              $311,007,137
 Receivables -
  Investment securities sold                                             792,038
  Fund shares sold                                                       919,899
  Dividends and interest                                                 171,411
 Other                                                                     7,986
                                                                    ------------
   Total assets                                                     $312,898,471
                                                                    ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                   $  2,031,752
  Fund shares repurchased                                                198,632
  Dividends                                                                  297
 Due to affiliates                                                       388,313
 Accrued expenses                                                         41,506
                                                                    ------------
    Total liabilities                                               $  2,660,500
                                                                    ------------
NET ASSETS:
 Paid-in capital                                                    $251,611,147
 Accumulated undistributed net realized gain on investments            4,342,897
 Net unrealized gain on investments                                   54,283,927
                                                                    ------------
    Total net assets                                                $310,237,971
                                                                    ------------
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
 Class A (based on $277,598,076/23,708,651 shares)                  $      11.71
                                                                    ------------
 Class B (based on $31,285,819/2,708,114 shares)                    $      11.55
                                                                    ------------
 Class C (based on $1,354,076/117,278 shares)                       $      11.55
                                                                    ------------
MAXIMUM OFFERING PRICE:
 Class A                                                            $      12.42
                                                                    ------------



The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

STATEMENT OF OPERATIONS

For the Year Ended 12/31/96


INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $49,145)  $1,815,776
  Interest                                                 936,012
                                                        ----------
     Total investment income                                        $ 2,751,788
                                                                    -----------
EXPENSES:
  Management fees                                       $1,284,948
  Transfer agent fees
   Class A                                                 675,352
   Class B                                                  51,745
   Class C                                                   1,685
  Distribution fees
   Class A                                                 585,644
   Class B                                                 208,358
   Class C                                                   5,319
  Accounting                                                69,096
  Custodian fees                                            48,585
  Registration fees                                         98,005
  Professional fees                                         30,325
  Printing                                                  21,075
  Fees and expenses of nonaffiliated trustees               17,995
  Miscellaneous                                             23,765
                                                        ----------
     Total expenses                                                 $ 3,121,897
     Less fees paid indirectly                                          (46,973)
                                                                    -----------
     Net expenses                                                   $ 3,074,924
                                                                    -----------
      Net investment loss                                           $  (323,136)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments                                   $23,888,859
 Change in net unrealized gain on investments                        40,558,913
                                                                    -----------
  Net gain on investments                                           $64,447,772
                                                                    -----------
  Net increase in net assets resulting from
   operations                                                       $64,124,636
                                                                    -----------



The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended 12/31/96 and 12/31/95


                                                           Year Ended      Year Ended
                                                           12/31/96        12/31/95
FROM OPERATIONS:
Net investment income (loss)                             $    (323,136)   $     521,624
Net realized gain on investments                            23,888,859       32,890,594
Change in net unrealized gain on investments                40,558,913        8,653,487
                                                         -------------    -------------
  Net increase in net assets resulting from operations   $  64,124,636    $  42,065,705
                                                         -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
  Class A ($0.00 and $0.03 per share, respectively)      $          --    $    (471,206)
  Class B ($0.00 and $0.03 per share, respectively)                 --          (39,034)
  Class C ($0.00 per share)                                         --               --
Net realized gain:
  Class A ($1.07 and $1.31 per share, respectively)        (23,357,095)     (24,674,561)
  Class B ($1.07 and $1.31 per share, respectively)         (2,408,390)      (1,564,089)

  Class C ($1.07 per share)                                   (107,390)              --
                                                         -------------    -------------
   Total distributions to shareholders                   $ (25,872,875)   $ (26,748,890)
                                                         -------------    -------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                         $  88,005,542    $ 234,292,684
Reinvestment of distributions                               25,187,073       26,141,112
Cost of shares repurchased                                 (70,788,997)    (178,643,781)
                                                         -------------    -------------
  Net increase in net assets resulting from fund
  share transactions                                     $  42,403,618    $  81,790,015
                                                         -------------    -------------
  Net increase in net assets                             $  80,655,379    $  97,106,830

NET ASSETS:
Beginning of year                                          229,582,592      132,475,762
                                                         -------------    -------------
End of year (including accumulated undistributed net
  investment income of $0 and $11,384, respectively)     $ 310,237,971    $ 229,582,592
                                                         -------------    -------------

                          '96 Shares         '96 Amount     '95 Shares          '95 Amount
Class A
Shares sold                6,170,753       $ 65,424,973     21,037,128       $ 218,781,090
Reinvestment of
  distributions            2,040,720         22,875,363      2,487,284          24,625,337
Less shares repurchased   (5,796,578)       (61,289,863)   (17,195,620)       (177,014,019)
                          ----------       ------------     ----------       -------------
  Net increase             2,414,895       $ 27,010,473      6,328,792       $  66,392,408
                          ----------       ------------     ----------       -------------
Class B
Shares sold                1,951,888       $ 20,692,598      1,382,346       $  15,511,594
Reinvestment of
  distributions              199,188          2,220,411        153,886           1,515,775
Less shares repurchased     (834,440)        (8,797,032)      (144,754)         (1,629,762)
                          ----------       ------------     ----------       -------------
  Net increase             1,316,636       $ 14,115,977      1,391,478       $  15,397,607
                          ----------       ------------     ----------       -------------
Class C*
Shares sold                  169,294       $  1,887,971
Reinvestment of
  distributions                8,096             91,299
Less shares repurchased      (60,112)          (702,102)
                          ----------       ------------
  Net increase               117,278       $  1,277,168
                          ----------       ------------

*Class C shares were first publicly offered on January 31, 1996.

The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 12/31/96

                                                                   Year            Year          Year          Year          Year
                                                                   Ended           Ended         Ended         Ended         Ended
                                                                 12/31/96        12/31/95      12/31/94     12/31/93(a)    12/31/92
CLASS A
Net asset value, beginning of year                               $  10.12        $   8.85      $  12.62      $  12.42      $  12.27
                                                                 --------        --------      --------      --------      --------
Increase (decrease) from investment operations:
 Net investment income (loss)                                    $  (0.01)       $   0.03      $  (0.06)     $  (0.07)     $   0.00
 Net realized and unrealized gain (loss) on investments              2.67            2.58         (0.38)         1.10          0.15
                                                                 --------        --------      --------      --------      --------
  Net increase (decrease) from investment operations             $   2.66        $   2.61      $  (0.44)     $   1.03      $   0.15
Distributions to shareholders:
 Net investment income                                                 --           (0.03)           --            --            --
 Net realized gain                                                  (1.07)          (1.31)        (3.32)        (0.83)           --
 From paid-in capital                                                  --              --         (0.01)           --            --
                                                                 --------        --------      --------      --------      --------
Net increase (decrease) in net asset value                       $   1.59        $   1.27      $  (3.77)     $   0.20      $   0.15
                                                                 --------        --------      --------      --------      --------
Net asset value, end of year                                     $  11.71        $  10.12      $   8.85      $  12.62      $  12.42
                                                                 --------        --------      --------      --------      --------
Total return*                                                       26.95%          29.82%        (2.60%)        8.52%         1.22%
Ratio of net expenses to average net assets                          1.15%+          1.23%+        1.46%         1.20%         1.15%
Ratio of net investment income (loss) to average net assets         (0.08%)+         0.28%+       (0.53%)       (0.60%)        0.00%
Portfolio turnover rate                                                96%            158%          161%           29%           25%
Average commission rate paid (1)                                 $ 0.0568              --            --            --            --
Net assets, end of year (in thousands)                           $277,598        $215,564      $132,476      $134,546      $120,847
Ratios assuming no waiver of management fees and assumption of expenses and no reduction for fees paid indirectly:
 Net expenses                                                          --              --            --          1.21%         1.25%
 Net investment income (loss)                                          --              --            --         (0.62%)        0.10%
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                        1.13%           1.21%           --            --            --
 Net investment income (loss)                                       (0.06%)          0.30%           --            --            --


(a) Prior to assumption of management agreement on December 1, 1993 by PMC, the Fund was advised by Mutual of Omaha Management Company.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.



The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 12/31/96

                                                    Year Ended       4/28/95 to
                                                    12/31/96         12/31/95
CLASS B
Net asset value, beginning of period                  $ 10.07       $  9.68
                                                      -------       -------
Increase (decrease) from investment operations:
 Net investment loss                                  $ (0.05)      $    --
 Net realized and unrealized gain on investments         2.60          1.73
                                                      -------       -------
  Net increase from investment operations             $  2.55       $  1.73
Distributions to shareholders:
 Net investment income                                     --         (0.03)
 Net realized gain                                      (1.07)        (1.31)
                                                      -------        ------
Net increase in net asset value                       $  1.48       $  0.39
                                                      -------       -------
Net asset value, end of period                        $ 11.55       $ 10.07
                                                      -------       -------
Total return*                                           25.97%        18.26%
Ratio of net expenses to average net assets              1.86%+        1.90%**+
Ratio of net investment loss to average net
  assets                                                (0.83%)+      (0.25%)**+
Portfolio turnover rate                                    96%          158%
Average commission rate paid (1)                      $0.0568            --
Net assets, end of period (in thousands)              $31,286       $14,019
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                            1.84%         1.84%**
 Net investment loss                                    (0.81%)       (0.19%)**


  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.



The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

FINANCIAL HIGHLIGHTS 12/31/96

                                                                1/31/96 to
                                                                12/31/96
CLASS C (a)
Net asset value, beginning of period                            $ 10.10
                                                                -------
Increase (decrease) from investment operations:
 Net investment loss                                            $ (0.05)
 Net realized and unrealized gain on investments and foreign
   currency transactions                                           2.57
                                                                -------
   Net increase from investment operations                      $  2.52
Distributions to shareholders:
 Net realized gain                                                (1.07)
                                                                -------
Net increase in net asset value                                 $  1.45
                                                                -------
Net asset value, end of period                                  $ 11.55
                                                                -------
Total return*                                                     25.61%
Ratio of net expenses to average net assets                        1.89%**+
Ratio of net investment loss to average net assets                (1.01%)**+
Portfolio turnover rate                                              96%
Average commission rate paid (1)                                $0.0568
Net assets, end of period (in thousands)                        $ 1,354
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                      1.87%**
 Net investment loss                                              (0.99%)**


(a) Class C shares were first publicly offered on January 31, 1996.

  * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.

 ** Annualized.

  + Ratio assuming no reduction for fees paid indirectly.

(1) Amount represents the rate of commission paid per share on the Fund's exchange listed securities transactions.



The accompanying notes are an integral part of these financial statements.

Pioneer Growth Shares

NOTES TO FINANCIAL STATEMENTS 12/31/96

1. Organization and Significant Accounting Policies

Pioneer Growth Shares (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek appreciation of capital through investments in common stocks, together with preferred stocks, bonds, and convertible debentures.


The Fund offers three classes of shares - Class A, Class B, and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B, and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends, and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities

Pioneer Growth Shares

    that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.  Federal Icome Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

    The Fund has reclassified $311,752 from accumulated undistributed net realized gain on investments to accumulated net investment loss. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

C.  Fund Shares

    The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $142,688 in underwriting commissions on the sale of fund shares during the year ended December 31, 1996.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Growth Shares

NOTES TO FINANCIAL STATEMENTS 12/31/96                               (continued)

    Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, and Class C shares can bear different transfer agent and distribution fees.

2.  Management Agreement

Pioneering Management Corporation (PMC), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of excess over $300 million.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund. At December 31, 1996, $138,395 was payable to PMC related to management fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $57,299 in transfer agent fees payable to PSC at December 31, 1996.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each Class of shares (Class A Plan, Class B Plan, and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to Class B Plan and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $192,619 in distribution fees payable to PFD at December 31, 1996.

Pioneer Growth Shares

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended December 31, 1996, CDSCs in the amount of $40,226 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended December 31, 1996, the Fund's expenses were reduced by $46,973 under such arrangements.

Pioneer Growth Shares

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The Shareholders and the Board of Trustees of
Pioneer Growth Shares:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Growth Shares as of December 31, 1996, and the related statement of operations, and statements of changes in net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years ended December 31, 1993, were audited by other auditors whose report dated February 22, 1994 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Growth Shares as of December 31, 1996, the results of its operations, and the changes in its net assets for the periods presented and financial highlights for each of the three years ended December 31, 1996, in conformity with generally accepted accounting principles.



ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 3, 1997

Pioneer Growth Shares

TAX TREATMENT OF DISTRIBUTIONS
Made during the Year Ended 12/31/96

During the year ended December 31, 1996, Pioneer Growth Shares paid the following distributions per share for Class A, Class B and Class C shares:

                         Net Realized Gain
  Record     Payment     -----------------
   Date       Date    Short-Term   Long-Term

 6/18/96     6/28/96   $0.2050      $0.1068
12/17/96    12/27/96    0.2498       0.5048
                       -------      --------
Total                  $0.4548      $0.6116
                       -------      --------


On a per share basis, distributions of $0.4548 from short-term capital gain should be reported as ordinary income.

Corporate shareholders may deduct up to 70% of qualifying dividends received during the year. For purposes of computing the exclusion, 25% of the distributions from net investment income represents qualifying dividends.

Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 27, 1996 are $11.80, $11.64 and $11.64 per share for Class A, Class B and Class C shares, respectively.

The fund hereby designates $12,487,886 as a capital gain dividend for the purposes of the dividend paid deduction.

Pioneer Growth Shares

TRUSTEE'S FEES AND SHARE OWNERSHIP 12/31/96

Trustees' Fees, Principal Shareholders, and Share
Ownership of Trustees and Officers (unaudited)

The aggregate direct remuneration paid by the Fund to trustees and officers during the year ended December 31, 1996 was $15,196, plus expenses incurred in attending trustees meetings of $3,238. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and underwriter, respectively, of the Fund ($1,000 in 1996), are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management contract with the Fund. At December 31, 1996, the trustees and officers of the Fund owned beneficially 21,757 Class A shares of the Fund (0.1% of the outstanding Class A shares). The Pioneer Group, Inc. is a publicly-held corporation of which Mr. Cogan beneficially owned approximately 14% of the outstanding shares of capital stock at December 31, 1996.

Pioneer Growth Shares

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers

John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Richard H. Egdahl, M.D.                 President
Margaret B.W. Graham                  David D. Tripple, Executive Vice President
John W. Kendrick                      Jeffrey B. Poppenhagen, Vice President
Marguerite A. Piret                   William H. Keough, Treasurer
David D. Tripple                      Joseph P. Barri, Secretary
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareholder Services and Transfer Agent
Pioneering Services Corporation

Programs and Services for Pioneer Shareowners

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program

A simple way to move money from a money market or bond fund into a stock fund over a period of time. Just invest a lump sum in a Pioneer money market fund or bond fund. Then, select the Pioneer equity fund or funds you wish to invest in, and choose the amounts and dates for Pioneer to sell shares of your money market or bond fund and use the proceeds to buy shares of the Pioneer equity fund you have chosen. Over time, your original investment will be shifted to your Pioneer equity fund.

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available only for accounts with a value of $10,000 or more.)

THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.


Growth Funds                                 Income Funds
Global/International                         Taxable

Pioneer Emerging Markets Fund                Pioneer America Income Trust
Pioneer Europe Fund                          Pioneer Bond Fund
Pioneer Gold Shares                          Pioneer Short-Term Income Trust*
Pioneer India Fund
Pioneer International Growth Fund
Pioneer World Equity Fund                    Tax-Exempt

                                             Pioneer Intermediate Tax-Free Fund
United States                                Pioneer Tax-Free Income Fund

Pioneer Capital Growth Fund
Pioneer Growth Shares                        Money Market Fund
Pioneer Mid-Cap Fund
Pioneer Small Company Fund                   Pioneer Cash Reserves Fund


Growth and Income Funds

Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Fund
Pioneer Real Estate Shares
Pioneer II




*Offers Class A and B Shares only

                           This page for your notes.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Or write to us at:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                                 ask.pioneer@piog.com
(for general questions about Pioneer only)



This report must be preceded or accompanied by a current Fund prospectus.


[Pioneer | Pioneer Funds Distributor, Inc.   0297-3932
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